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                                                                 EXHIBIT 10.2(c)

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     This  Agreement, dated as of May  11, 1994, amending the Leasing Agreement, dated as of November 16, 1993 and as amended by Rider No. 1, dated as of December 1, 1993 (the 'Lease'), by and between Citicorp North America, Inc. (formerly known as Citicorp Industrial Credit, Inc.), as lessor (hereinafter called 'Lessor'), and First Brands Corporation, as lessee (hereinafter called 'Lessee').

     In consideration of the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

          1. The definition of 'LIBO Rate' contained in Appendix A to the Lease is hereby deleted in its entirety and the following inserted therefor:

             'LIBO Rate' shall mean, for each Rent Period during a LIBO Period, the rate per annum (rounded upward, if necessary, to the nearest integral multiple of one one-hundredth of one percent (1/100%)) equal to the quotient of (i) the rate of interest per annum at which deposits in U.S. Dollars in immediately available funds are offered to Citibank, N.A. two (2) Business Days prior to the beginning of such LIBO Period by prime banks in the interbank Eurodollar market as at or about 10:00 a.m., New York City time, for delivery on the first day of such LIBO Period for a period equal to the number of months in such LIBO Period and in an amount equal to the Unamortized Value as of such date, divided by (ii) the remainder of one (1) minus the decimal equivalent of the applicable LIBO Rate Reserve Percentage.

          2.  The following definition  is hereby inserted to  Appendix A to the
     Lease:

             'LIBO Period' means a period of three, six, nine or twelve months, as selected by Lessee by written notice to Lessor at least five Business Days prior to the end of the then current LIBO Period; provided if Lessee fails to timely select a LIBO Period, Lesse shall be deemed to have selected a LIBO Period of three months; provided, further, however, that the expiration of the last LIBO Period selected by Lessee during the fourth Renewal Term must coincide with the expiration of the fourth Renewal Term.

          3. the definition of 'Alternative Rate' contained in Appendix A to the Lease is hereby deleted in its entirety and the following inserted therefor:

             'Alternative Rate' shall mean, in the event that Lessee selects a LIBO Period equal to (i) three months, the Federal Composite AA Index of 3-Month Dealer-Placed Commercial Paper (published by the Federal Reserve System), plus 10 basis points, (ii) six months, the Federal Composite AA Index of 6-Month Dealer-Placed Commercial Paper (published by the Federal Reserve System), plus 15 basis points, (iii) nine months, the Federal Composite AA Index of 6-Month Dealer-Placed Commercial Paper (published by the Federal Reserve System), plus 28 basis points, and
        (iv) twelve months, the Treasury Constant Maturities Index for 1-Year (published by the Federal Reserve System), plus 33 basis points; provided, that the Alternative Rate shall only be the applicable rate hereunder if Lessor determines in its sole discretion that reasonable means do not exist for ascertaining the applicable LIBO Rate and notifies Lessee of such determination as soon as practicable thereafter.

          4. The  last  two  lines  of the  definition  of  'LIBO  Rate  Reserve
     Percentage: contained in Appendix A to the Lease are hereby deleted in their entirety and the following inserted therefor:

             'having a term equal to the number of months in the applicable LIBO Period.'

          5. The definition of 'Break Costs' contained in Appendix A to the Lease is hereby amended to add the following at the end of such definition prior to the period:

             ', in either case, which Date is also the first Business Day after the LIBO period during which such option was exercised'.

          6. This Agreement shall be effective as of May 11, 1994.

          7. Except as hereinabove set forth, all of the terms and conditions of the Lease shall remain in full force and effect.

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     IN  WITNESS WHEREOF, Lessor and  Lessee, through their authorized officers, have duly executed this Rider No. 1 as of the day and year first above written.

                                          CITICORP NORTH AMERICA, INC., Lessor

                                          By       /S/ JOSEPH M. GALLAGHER
                                                             ...................
                                                   TITLE VICE PRESIDENT

                                          FIRST BRANDS CORPORATION, Lessee

                                          By       /S/ LEONARD A. DECECCHIS
                                                             ...................
                                             TITLE VICE PRESIDENT & TREASURER

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